EXHIBIT 21.1

SUBSIDIARIES OF PARAMOUNT GROUP, INC

Jurisdiction of Formation/
Name	Incorporation
1301 Participating GP LLC	Delaware
1301 Properties GP LLC	Delaware
1301 Properties Owner LP	Delaware
1325 Avenue Merger Sub GP LLC	Delaware
1325 Avenue Merger Sub LP	Delaware
1325 Avenue Of The Americas, L.P.	New York
1325 Rental GP, L.L.C.	Delaware
1899 Penn Owner LP	Delaware
2099 Owner LP	Delaware
40 West 53rd Associates Limited Partnership	New York
425 Eye Street NW, L.P.	Delaware
50 Beale GP LLC	Delaware
50 Beale Holdco LP	Delaware
50 Beale Inc.	Delaware
50 Beale LP	Delaware
50 Beale Paramount Club GP LLC	Delaware
50 Beale Paramount Club LP	Delaware
50 Beale Paramount GP LLC	Delaware
50 Beale Paramount LP	Delaware
50 Beale Street LLC	Delaware
50 Beale Sub GP LLC	Delaware
50 Beale TRS Inc.	Delaware
55 Broadway Preferred GP LLC	Delaware
55 Broadway Preferred Investors LP	Delaware
55 Broadway Preferred LP	Delaware
60 Wall Investor LP	Delaware
60 Wall Mezz GP LLC	Delaware
60 Wall Mezz LP	Delaware
60 Wall Owner GP LLC	Delaware
60 Wall Owner LP	Delaware
60 Wall Paramount GP LLC	Delaware
60 Wall Paramount LP	Delaware
60 Wall REIT LLC	Delaware
670 Broadway GP LLC	Delaware
670 Broadway Holdco LP	Delaware
670 Broadway Owner LP	Delaware
712 Fifth Avenue G.P., L.L.C.	Delaware
712 Fifth Avenue Mezz GP LLC	Delaware
712 Fifth Avenue Mezz LP	Delaware
712 Fifth Avenue Owner GP LLC	Delaware
712 Fifth Avenue Owner LP	Delaware
712 Fifth Avenue, L.P.	New York
75 Howard Developer LP	Delaware
75 Howard Developer RDF Co-GP LLC	Delaware
75 Howard Investor GP LLC	Delaware
75 Howard Investor LP	Delaware
75 Howard Owner GP LLC	Delaware
75 Howard Owner LP	Delaware

EXHIBIT 21.1

900 Third Avenue, L.P.	New York
900 Third GP, LLC	Delaware
Forum Rental Investments, Inc.	Delaware
Kommanditgeselleschaft Grundstucksgeselleschaft EKZ Schwedt m.b.H. & Co.	Germany
Liberty Place Owner LP	Delaware
Milton 712, LLC	Delaware
Milton Rental Investments, Inc.	Delaware
One Front Street Investor GP LLC	Delaware
One Front Street Investor LP	Delaware
One Front Street Owner GP LLC	Delaware
One Front Street Owner LP	Delaware
Paramount Development and Investment, Inc.	Delaware
Paramount Fund III Verwaltungs-GmbH	Germany
Paramount Fund IV Verwaltungs-GmbH	Germany
Paramount Fund V Verwaltungs-GmbH	Germany
Paramount Fund Verwaltungs-GmbH	Germany
Paramount Fund VII Acquisitions LLC	Delaware
Paramount Fund VIII Acquisitions LLC	Delaware
Paramount Gateway Office Club 50 Beale GP LLC	Delaware
Paramount Gateway Office Club 50 Beale LP	Delaware
Paramount Gateway Office Club Operating Investor LLC	Delaware
Paramount GREF III, L.L.C.	Delaware
Paramount GREF IV, L.L.C.	Delaware
Paramount GREF RDF, LLC	Delaware
Paramount GREF V (CIP), L.L.C.	Delaware
Paramount GREF V, L.L.C.	Delaware
Paramount GREF VII, LLC	Delaware
Paramount GREF VIII, LLC	Delaware
Paramount GREF, L.L.C.	Delaware
Paramount Group Acquisition and Development LLC	Delaware
Paramount Group Fund VIII 1285 LP	Delaware
Paramount Group Fund VIII 1440 Broadway Mezz LP	Delaware
Paramount Group Fund VIII 229 West Junior Mezz LP	Delaware
Paramount Group Fund VIII 229 West Senior Mezz LP	Delaware
Paramount Group Fund VIII 26 Broadway Mezz LP	Delaware
Paramount Group Fund VIII 44 Wall LP	Delaware
Paramount Group Fund VIII 625 Madison LP	Delaware
Paramount Group Fund VIII 700 Eighth Mezz LP	Delaware
Paramount Group Fund VIII 700 Eighth Mortgage LP	Delaware
Paramount Group Fund VIII Debt Holdings GP LLC	Delaware
Paramount Group Fund VIII Debt Holdings, LP	Delaware
Paramount Group Fund VIII Holdco I LP	Delaware
Paramount Group Fund VIII Holdco II LP	Delaware
Paramount Group Fund VIII One State Street LP	Delaware
Paramount Group Fund VIII Square 85 LP	Delaware
Paramount Group Management GP, LLC	Delaware
Paramount Group Management LP	Delaware
Paramount Group Management TRS German Holdco LLC	Delaware
Paramount Group Operating Partnership LP	Delaware
Paramount Group Property-Asset Management LLC	Delaware
Paramount Group Property-Asset Management TRS LLC	Delaware
Paramount Group Real Estate Advisor II, LP	Delaware
Paramount Group Real Estate Advisor LLC	Delaware
Paramount Group Real Estate Fund II, L.P.	Delaware
Paramount Group Real Estate Fund III, L.P.	Delaware
Paramount Group Real Estate Fund IV LLC	Delaware
Paramount Group Real Estate Fund IV-S LLC	Delaware
Paramount Group Real Estate Fund RDF-LF, LP	Delaware

EXHIBIT 21.1

Paramount Group Real Estate Fund V LLC	Delaware
Paramount Group Real Estate Fund VII Inc.	Maryland
Paramount Group Real Estate Fund VII, LP	Delaware
Paramount Group Real Estate Fund VII-H, LP	Cayman Islands
Paramount Group Real Estate Fund VIII, LP	Delaware
Paramount Group Real Estate Funds I and II Inc.	Maryland
Paramount Group Real Estate International Mgmt Inc.	Delaware
Paramount Group Real Estate Special Situations Fund, L.P.	Delaware
Paramount Group Real Estate Special Situations Fund-H, L.P.	Delaware
Paramount Group Residential Development Fund, LP	Delaware
Paramount Real Estate Fund I GmbH & Co. KG	Germany
Paramount Real Estate Fund III GmbH & Co. KG	Germany
Paramount Real Estate Fund IV GmbH & Co. KG	Germany
Paramount Real Estate Fund V GmbH & Co. KG	Germany
PGRE Fund RDF-LF Blocker-A, LP	Delaware
PGRE-OMP GP LLC	Delaware
PGRE-OMP LP	Delaware
PGREF I 1633 Broadway Land, L.P.	Delaware
PGREF I 1633 Broadway Tower, L.P.	Delaware
PGREF I 425 GP LLC	Delaware
PGREF I Paramount Plaza GP, LLC	Delaware
PGREF I Paramount Plaza Holding GP, LLC	Delaware
PGREF I Paramount Plaza, L.P.	Delaware
PGREF II 60 Wall GP, LLC	Delaware
PGREF II 60 Wall Investors GP, LLC	Delaware
PGREF II 60 Wall Street Investors, LP.	Delaware
PGREF II 60 Wall Street, LP	Delaware
PGREF III OMP Preferred Investor, L.P.	Delaware
PGREF III OMP Prime Interest LP	Delaware
PGREF III One Market GP, LLC	Delaware
PGREF III One Market Investor GP, LLC	Delaware
PGREF III One Market Plaza Investor, L.P.	Delaware
PGREF III Wall Street GP, LLC	Delaware
PGREF III Wall Street Investor, L.P.	Delaware
PGREF IV 1899 Penn Investors GP LLC	Delaware
PGREF IV 2099 Penn Investors GP LLC	Delaware
PGREF IV Parallel Fund Sub US GP, LLC	Delaware
PGREF IV Parallel Fund Sub US MLP, LLC	Delaware
PGREF IV Parallel Fund Sub US, LP	Delaware
PGREF V (Core) Parallel Fund Sub US GP, LLC	Delaware
PGREF V (Core) Parallel Fund Sub US MLP, LLC	Delaware
PGREF V (Core) Parallel Fund Sub US, LP	Delaware
PGREF V 1301 Participating LP	Delaware
PGREF V 1301 Sixth Holding LP	Delaware
PGREF V 1301 Sixth Investors GP LLC	Delaware
PGREF V 31 West 52nd GP, LLC	Delaware
PGREF V 31 West 52nd Street Investors, LP.	Delaware
PGREF V 40 West 53rd GP, LLC	Delaware
PGREF V Holdco GP LLC	Delaware
PGREF V Holdco LP	Delaware
PGREF V Liberty Place Investors GP LLC	Delaware
PGREF V Reit CMS GP, LLC	Delaware
PGREF V Reit CMS, LP	Delaware
PGRESS 2 Herald GP LLC	Delaware
PGRESS 2 Herald LP	Delaware
PGRESS 470 Member GP LLC	Delaware
PGRESS 470 Member LP	Delaware
PGRESS Equity Holdings 2 GP LLC	Delaware

EXHIBIT 21.1

PGRESS Equity Holdings 2 LP	Delaware
PGRESS Equity Holdings LP	Delaware
PGRESS GP LLC	Delaware
PGRESS GP-H LLC	Delaware
PGRESS OCS GP LLC	Delaware
PGRESS OCS JVMember LP	Delaware
PGRESS-A Acquisition GP LLC	Delaware
PGRESS-A Acquisition LP	Delaware
PGRESS-H Limited Partner LLC	Delaware
PPF OFF One Market Plaza TRS, LLC	Delaware
PPF Paramount GP, LLC	Delaware
PPF Paramount One Market Plaza Owner, L.P.	Delaware
PPF Paramount One Market Plaza, LP	Delaware
RDF 75 Howard GP LLC	Delaware
RDF 75 Howard LP	Delaware
WVF-Paramount 745 Investor, L.P.	Delaware
WVF-Paramount 745 Property, L.P.	Delaware